UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 26, 2004 (March 25, 2004)

MYOGEN, INC.

(Exact name of registrant as specified in its charter)

000-50438
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	84-1348020 (I.R.S. Employer Identification No.)

7575 West 103rd Avenue, Suite 102
Westminster, CO 80021
(Address of principal executive offices and Zip Code)

(303) 410-6666
Registrant’s telephone number, including area code

Item 5. Other Events.

On March 25, 2004, Myogen, Inc. announced preliminary results of EMOTE, a Phase III study of enoximone capsules in 201 patients with the most advanced stages of chronic heart failure who are dependent on intravenous (i.v.) inotrope therapy. The press release announcing the preliminary results of EMOTE is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

(c)	Exhibits

99.1     Press Release, dated March 25, 2004, entitled “Myogen Reports Preliminary Results for EMOTE.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated March 26, 2004

MYOGEN, INC.

By:	/s/ J. William Freytag

Its:	J. William Freytag President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 25, 2004, entitled “Myogen Reports Preliminary Results for EMOTE.”